UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

Form 8-K

Current Report

______________

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 1, 2015

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

______________

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant's telephone number, including area code)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 1, 2015, BB&T IHC International Ltd., a subsidiary of BB&T Corporation, issued a press release announcing that it has reached an agreement to enter into a partnership with Willis Group Holdings and Miller Insurance Services LLP. A copy of the press release issued by BB&T IHC International Ltd. announcing the agreement is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.
Exhibit No.	Description of Exhibit
99.1	Copy of press release announcing that BB&T IHC International Ltd., a subsidiary of BB&T Corporation, has reached an agreement to enter into a partnership with Willis Group Holdings and Miller Insurance Services LLP.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: October 1, 2015